VECTRUS FOURTH QUARTER 2018 RESULTS AND ISSUANCE OF 2019 GUIDANCE CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER FEBRUARY 26, 2019

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2019 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, DILUTED EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2019 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT OUR FIVE-YEAR GROWTH PLAN, REVENUE AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, INCLUDING THE POTENTIAL FOR WINNING THE LOGCAP V CENTCOM AWARD, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD- LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR MIX OF COST-PLUS, COST REIMBURSABLE, AND FIRM-FIXED PRICE CONTRACTS; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF SENTEL CORPORATION INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS OR GOVERNMENT SHUTDOWNS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; THE ADEQUACY OF OUR INSURANCE COVERAGE; THE VOLATILITY OF OUR STOCK PRICE; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2018 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD- LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

VECTRUS BUSINESS MOMENTUM On track to achieve our five-year goal of $2.5 billion in revenue and 7% EBITDA margin • Solid 2018 performance, double-digit revenue and adjusted diluted EPS1 growth • Strong cash flow generation, representing 114% conversion • Diversifying the portfolio through growth – Air Force revenue increased 50% in 2018 and is now 20% of total revenue – Acquisition of SENTEL provides access to intelligence community – Grew revenue in the U.S. and Europe by 60% each • Adding-value, expanding margins, through Enterprise Vectrus and solutions • Well positioned for LOGCAP V – Scored the highest possible ratings on our recent K-BOSSS contractor performance assessment – K-BOSSS Notice of Intent to extend through March 28, 2020 with additional 6-month option • 2019 guidance supported by solid backlog and opportunity pipeline – Total backlog of $3.0 billion, which does not include value associated with the K-BOSSS Notice of Intent estimated at >$400 million 1 See appendix for reconciliation Page 3

STRATEGIC EXECUTION 2018 was a solid year for Vectrus as we continue to demonstrate progress executing our strategy to grow and innovate in the converged infrastructure market Our Strategy Our Market1 Conventional Addressable Market ~ $38B Facilities, Supply Chain and IT O&M Enhance Expand Services Foundation Portfolio Adjacent U.S. Government New Technology-enabled Capabilities Innovate and lead in the and New Government Clients converged infrastructure market ~ $140B Adjacent International Converged Add More Leverage Capabilities and Regional Addressable Market Value Presence to add new International Clients 1 Slalom Consulting, LLC market assessment Page 4

ENHANCING THE FOUNDATION Strong organic growth plus support from a key acquisition is enhancing the foundation 26% • Leading operator of facilities, supply chains and IT networks for 74% the U.S. military and intelligence community Capability Services / F&LS IT • Aligned to strong and enduring funding sources 22% • Traditional market is radically changing as clients, shift contract types and insert technology 78% • Technology insertion enabling growth, margin expansion Contract Type Firm-Fixed-Price Cost-Plus PROFESSIONAL SUPPORT 3% 4% PROFESSIONAL SUPPORT SERVICES SERVICES ANALYTICS & BIG DATA ANALYTICS & BIG DATA INFORMATION 20% TECHNOLOGY INFORMATION F&LS OPERATIONS AND TECHNOLOGY Clients MAINTENANCE F&LS OPERATIONS AND 73% Traditional Market MAINTENANCE Converged Market Army Air Force Navy Other Page 5

EXPANDING THE PORTFOLIO 2018 organic growth and strong new business pipeline will continue contract type and client portfolio diversification 2018 Bookings - $1.4B 2018 New Business Wins - $350M Contract Name Contract Type Contract Value Estimated Contract Duration Kuwait DFAC 3.0 Cost-Plus $108M Feb 2018 Feb 2023 Sheppard Air Force Base Firm-Fixed-Price $84M Oct 2018 Aug 2025 Guantanamo Bay Firm-Fixed-Price $60M Dec 2018 Dec 2020 Stuttgart Firm-Fixed-Price $43M Jun 2018 May 2023 Al Dhafra Air Base (AFCAP) Firm-Fixed-Price $16M May 2018 May 2021 Europe (AFCAP) Firm-Fixed-Price $14M Sep 2018 Aug 2019 Jordan DFAC (AFCAP) Firm-Fixed-Price $6.0M Dec 2018 June 2021 IESS Firm-Fixed-Price $4.5M Jan 2018 Jan 2021 Information Technology Enterprise IDIQ1 $12.1B TCV Sep 2018 Sep 2027 Solutions-3 Services (ITES-3S) Planned & Submitted $9.1B Planned $7.7B 2019 New 2019 New Submitted $1.4B Business Pipeline 1 Multiple award IDIQ Page 6

PORTFOLIO DIVERSIFICATION

Deliberate, <u>campaign based</u>, approach to organic growth in targeted clients:

- ***Tailored attack plan with differentiated value proposition***
- ***Insert innovative technology-based solutions into infrastructure***
- ***Creating value through mission effectiveness and cost reduction***



2016
2%
14%
84%
Army
Air Force
Navy



2018
3%
4%
20%
73%
Army
Air Force
Navy
Other

Air Force Campaign Case Study

Air Force revenue up ~50% year-over-year in 2018

- Currently largest full and open category Base Operations Support (BOS) provider to the Air Education and Training Command
  - Won $278M Maxwell re-compete
  - Won Keesler and Sheppard from established incumbents, $181M in total
- Major holder of Air Force OCONUS BOS contracts
  - Defeated long time incumbent to win $411M Thule Greenland BOS contract
  - Defeated a 25-year incumbent to win $458M Turkey-Spain Base Maintenance Contract
  - Consistently winning contingency task orders on the Air Force Contractor Augmentation Program (AFCAP)

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VECTRUS
TRUE TO YOUR MISSION

ADDING MORE VALUE Enterprise Vectrus is improving performance and expanding margins EBITDA Margin EBITDA Technology based solutions are essential to differentiate and expand margins • In 2018, we introduced several smart energy and resilience solutions: • Introduced Argus, a Vectrus solution that produces aggregated sensor, video, and map data on a single screen • Introduced Vectrus Thermal Coating, Water Purification, and Cyber for Operational Technology solutions Page 8

LOGCAP V / K-BOSSS Vectrus is well positioned to receive a seat on the $82B LOGCAP V contract vehicle, anticipated award date of 12 April 2019 K-BOSSS • Kuwait-Base Operations and Security Support Services contract (K-BOSSS) represented ~40% of 2018 revenue and will roll under LOGCAP V • We have a tradition of excellence operating K-BOSSS - most recent performance rating was exceptional in all areas • Army issued a notice of intent to extend K-BOSSS through March 2020 with an additional 6-month option LOGCAP V • LOGCAP V, $82 billion ceiling value contract, 10-year period of performance • Anticipated April 12, 2019 award announcement with 4 to 6 awardees • LOGCAP V is structured so one contractor will be awarded a position to support each of the DoD’s six Global Combatant Commands (GCCs). Afghanistan will be treated as its own Area of Responsibility (AOR) • Vectrus is the largest services provider to the DoD in the CENTCOM area of responsibility with incumbency on a major portion of the CENTCOM workload that’s expected under LOGCAP V Page 9

FINANCIAL HIGHLIGHTS • Q4 2018 financial results - Revenue of $330 million, up $34 million or 11% - Operating margin of 3.8%; diluted EPS of $0.89 • Full-year 2018 financial results - Revenue of $1,279 million, up $165 million or 15% - Operating margin of 3.8%; diluted EPS of $3.10 • Contract bookings of $1.4B and approximately $350 million of new business - Backlog increased to $3.0B • Full year net cash provided by operating activities $40.1 million and 114% cash conversion - Cash conversion strong, averaging 127% of net income1 over the last five years • Total debt of $75 million and cash of $66 million - Debt leverage ratio of 1.25x to 1.00x (1) 2015 and 2017 net income adjusted to exclude one-time tax adjustments. Page 10

2018 FINANCIAL RESULTS (1) See appendix for reconciliation of non-GAAP measures Page 11

BACKLOG(1) ($ in thousands) $2,933 $3,011 $2,412 $2,356 (2) • Total backlog $3,011 million as of December 31, 2018 - Funded backlog $688 million - Unfunded backlog $2,323 million (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. Page 12

2019 GUIDANCE 2019 guidance assumptions: • Capital expenditures approximately $8.5 million • Depreciation and amortization approximately $4.1 million • Mandatory debt payments $4.5 million • Interest expense approximately $4.7 million • Estimated tax rate of 21% • Diluted EPS assumes 11.5 million weighted average diluted shares outstanding at December 31, 2019 (1) See appendix for reconciliation of non-GAAP measures Page 13

VECTRUS BUSINESS MOMENTUM On track to achieve our five-year goal of $2.5 billion in revenue and 7% EBITDA margin • Solid 2018 performance – Double-digit revenue and adjusted diluted EPS growth – Strong cash flow generation – Added $350 million of new contract awards to backlog • Strategic execution providing continued momentum – Continuing to enhance our foundation – Sufficient pipeline to continue growing and diversifying our portfolio – Adding value through Enterprise Vectrus and solutions • Well positioned for LOGCAP V • 2019 guidance supported by solid backlog and opportunity pipeline Page 14

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA % to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA %, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "EBITDA %" is defined as EBITDA divided by Page 16

VECTRUS FOURTH QUARTER 2018 RESULTS AND ISSUANCE 2018 GUIDANCE CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER